STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2021
STOCK-BASED COMPENSATION
STOCK-BASED COMPENSATION

14. STOCK-BASED COMPENSATION

The Company has adopted an Equity Incentive Plan (“the Plan”), as amended on May 2, 2021, which allows the Company to compensate qualifying plan participants through stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders. Under the Plan, the Company may grant stock options, RSUs, performance compensation awards, and unrestricted stock bonuses or purchases.

In addition, CSAC AcquisitionCo established a Restricted Stock Plan (the “AcquisitionCo Plan”) to facilitate the granting of restricted Exchangeable Shares. Any shares issued under the AcquisitionCo Plan will reduce the number of Subordinate Shares that may be awarded under the Equity Incentive Plan on a one-for-one basis.

The stock-based compensation expense is based on either the Company’s share price for service-based conditions or the Company's share price fair value on the date of the grant. The RSUs vest over a one to four-year period, based on service, market, and/or performance conditions. During the year ended December 31, 2021, there were 650,000 of both market and performance based RSUs granted. During the years ended December 31, 2021, and 2020, the Company recognized stock-based compensation relating to the granting of RSUs in the current and prior periods, except for the performance based RSUs as they did not meet the probable threshold. During the years ended December 31, 2021 and 2020, there were no forfeitures of nonvested RSUs.

During the years ended December 31, 2021, and 2020, 1,916,045, of which 925,191 were issued due to net settlement, and nil Subordinate Shares vested, respectively. The result of the net settlement was 990,854 Subordinate Shares were withheld with a total value of $28,536,340 to pay income taxes on behalf of the grantees. The average remaining life of unvested RSUs is one year with an expected expense over the next 12 months of $38.1 million, with an aggregate intrinsic value of $113.2 million using the stock price as of December 31, 2021. See Note 12 for options granted during the period.

		Weighted
		Average Grant
	Number	Date Fair Value
RSUs outstanding and nonvested, as of January 1, 2020	3,835,150	$17.49
Granted	400,000	$8.41
RSUs outstanding and nonvested, as of December 31, 2020	4,235,150	$16.63
Granted	5,781,031	17.79
Vested	(1,916,045)	(18.44)
RSUs outstanding and nonvested, as of December 31, 2021	8,100,136	$18.83

Options

As part of the Liberty acquisition, the Company issued replacement options to certain employees of Liberty who became employees of the Company and recorded additional paid-in capital of $4,452,917 in relation to 248,412 options, which were fully vested as of the date of acquisition. The range of exercise price is between $8.47 and $23.66. The estimated remaining life of the options is approximately one year with an aggregate intrinsic value of $0.4 million.

		Weighted Average
	Number of options	Fair Value
Balance as of December 31, 2020	–	$–
Replacement options issued	248,412	17.93
Options exercised	(37,234)	17.93
Options sold to cover income taxes	(13,347)	17.93
Balance as of December 31, 2021	197,831	17.93